Exhibit 99.1

DASEKE Daseke, Inc. - Consolidating North America's Flatbed & Specialized Logistics Market Investor Presentation September 2017

Important Disclaimers Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA. Daseke defines Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, including other fees and charges associated with indebtedness, net of interest income, (iii) income taxes, (iv) acquisition-related transaction expenses (including due diligence costs, legal, accounting and other advisory fees and costs, retention and severance payments and financing fees and expenses), (v) stock based compensation, (vi) non-cash impairments, (vii) losses (gains) on sales of defective revenue equipment out of the normal replacement cycle, (viii) impairments related to defective revenue equipment sold out of the normal replacement cycle, (ix) withdrawn initial public offering-related expenses, and (x) expenses related to the business combination that was consummated in February 2017 and related transactions. You can find the reconciliation of these measures to net income (loss), the nearest comparable GAAP measure, elsewhere in the appendix of this presentation. We have not reconciled non-GAAP forward-looking measures to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable efforts. Daseke’s board of directors and executive management team use Adjusted EBITDA as a key measure of its performance and for business planning. Adjusted EBITDA assists them in comparing Daseke’s operating performance over various reporting periods on a consistent basis because it removes from Daseke’s operating results the impact of items that, in their opinion, do not reflect Daseke’s core operating performance. Adjusted EBITDA also allows Daseke to more effectively evaluate its operating performance by allowing it to compare the results of operations against its peers without regard to its or its peers’ financing method or capital structure. Daseke’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP and instead relies primarily on Daseke’s GAAP results and uses non-GAAP measures supplementally. Daseke believes its presentation of Adjusted EBITDA is useful because it provides investors and industry analysts the same information that Daseke uses internally for purposes of assessing its core operating performance. However, Adjusted EBITDA is not a substitute for, or more meaningful than, net income (loss), cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures such as Adjusted EBITDA. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. Adjusted EBITDA should not be considered measures of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Other companies in Daseke’s industry may define these non-GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non-GAAP measures to compare the performance of those companies to Daseke’s performance. 1

Important Disclaimers Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information. Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Projected financial information are forward-looking statements. Forward-looking statements, including those with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Daseke, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic risks (such as downturns in customers’ business cycles and disruptions in capital and credit markets), driver shortages and increases in driver compensation or owner-operator contracted rates, loss of senior management or key operating personnel, Daseke’s ability to recognize the anticipated benefits of recent acquisitions, Daseke’s ability to identify and execute future acquisitions successfully, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, Daseke’s ability to generate sufficient cash to service all of its indebtedness, restrictions in Daseke’s existing and future debt agreements, increases in interest rates, the impact of governmental regulations and other governmental actions related to Daseke and its operations, litigation and governmental proceedings, and insurance and claims expenses. For additional information regarding known material factors that could cause actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Hennessy Capital Acquisition Corp. II’s definitive proxy statement dated February 6, 2017, particularly the section “Risk Factors—Risk Factors Relating to Daseke’s Business and Industry,” and Daseke’s Current Report on Form 8-K/A, filed with the SEC on March 16, 2017 and amended on May 4, 2017. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Daseke undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Daseke has a long history of, and intends to continue, acquiring strategic and complementary flatbed and specialized trucking companies. Negotiations and discussions with potential target companies are an integral part of the Company’s operations. These negotiations and discussions can be in varying stages from infancy to very mature. Therefore, investors should assume the Company is always evaluating, negotiating and performing diligence on potential acquisitions. 2

Presenters 3 Scott Wheeler Executive Vice President, CFO, and Director Derek Blount Senior Vice President

Presenters 4 John Michell Vice President, Finance Greg Hirsch Senior Vice President

The Daseke Opportunity Opportunity for Growth via Consolidation Highly Fragmented Flatbed & Specialized Market Why Daseke is the Right Consolidator 5

The Daseke Opportunity 51% Adjusted EBITDA CAGR from 2009 to pro forma 2016(1) Largest owner of flatbed and specialized equipment in North America(2) <1% market share of $133 billion open deck transportation and logistics market(3) Robust acquisition pipeline with an opportunity to consolidate the industry Improved industrial freight & logistics fundamentals On track to achieve its 2017 pro forma Adjusted EBITDA target of $140 million(4) Management team owns ~60% of the company(5) - CEO Don Daseke has a three-year lock-up(6) (1) Pro forma 2016 Adjusted EBITDA is calculated by adding Daseke’s 2016 Adjusted EBITDA with the Adjusted EBITDA of the four recently acquired companies (based on such companies’ internally prepared financial statements). Does not give effect to synergies. (2) CCJ Top 250, September 2016. (3) FTR Associates, Inc., 2016. (4) 2017 pro forma Adjusted EBITDA will be calculated by adding Daseke’s actual Adjusted EBITDA in 2017 and the Adjusted EBITDA of any acquired business during 2017 for the period beginning on January 1, 2017 and ending on the acquisition date. (5) Does not give effect to the payout of 15 million potential earnout shares and assumes no exercise of outstanding warrants or conversion of convertible preferred to common stock. (6) Mr. Daseke intends to donate shares to educational institutions or charities; accordingly, 10% of Mr. Daseke’s shares ar6e not be subject to the three-year lock-up but will instead be subject to a 180-day lock-up (from donation date) in the event of such donation.

Daseke is a High Growth Company Pro Forma Revenue Growth Pro Forma Adjusted EBITDA Growth ($ in millions) ($ in millions) $869 $115 Pro Forma 2016 (1) Pro Forma 2016 (1)(2) 2009 (First Year of Operations) 2009 (First Year of Operations) (1) Calculated by adding Daseke’s 2016 figures with the acquired companies’ 2016 figures (based on such companies’ internally prepared financial statements). Does not give effect to synergies. (2) Net loss of $10.1 million plus: depreciation and amortization of $87.9 million, interest of $25.3 million, provision for income taxes of $1.4 million, acquisition-related transaction expenses of $0.6 million, impairment of $2.0 million, withdrawn initial public offering-related expenses of $3.1 million, net losses on sales of defective revenue equipment out of the normal replacement cycle of $0.7 million, impairments related to defective revenue equipment sold out of the normal replacement cycle of $0.2 million and expenses related to the business combination and related transactions of $3.5 million results in Adjusted EBITDA of $114.6 million. 7 Daseke Closed 4 Acquisitions YTD 2017, Adding an Additional 30% to 2016 Pro Forma Adjusted EBITDA(1) $6 $30

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Daseke’s Business Strategy Operator Consolidator 18

Why Consolidate Flatbed & Specialized? Market Overview Highly fragmented $133 billion market in 2016(1) 100-999 Trucks 357 companies 0.7% <100 Trucks 51,506 companies 99.2% (1)Source: FTR, August 2015. 19 1,000+ Trucks 29 companies <0.1%

Why Consolidate Flatbed & Specialized? Scale Matters Scaled carriers are well-positioned to meet the evolving market demands Daseke’s ability to leverage its scale provides significant advantages over the competition    Customer Demands Operations Regulatory Compliance Capital Requirements 20

Improving Industry Environment Favorable Industry Tailwinds Flatbed Spot Rate YoY Growth as of July 2017(1) Favorable supply / demand dynamics: Load-to-Truck Ratio up significantly both YoY and YTD Sequential uptick in Flatbed Spot Rates throughout 2017 after nearly 24 months of declining rates 3‐6 month lag between increase in Flatbed Spot Rates and a corresponding movement in Flatbed Contract Rates Momentum coming out of Q2 2017 into Q3 2017 and back half of 2017 Flatbed Load-to-Truck Ratio(1) 14% Growth 46 37.0 36 26 16 6 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec (1) Source: DAT, August 2017. Note: Flatbed Load-to-Truck Ratio represents the number of loads posted for every truck posted on DAT Load Boards. 21 2016 2017 20.2 14.4

Why Consolidate Flatbed & Specialized?  ELDs will be federally mandated as of December 2017 Daseke has largely integrated ELDs into its national platform ELDs track Hours of Service(HOS) compliance    Y/ Y% Change in Truckload Rates 2017/18 Source: FTR, July 2017. 22 Capacity restricting regulations Electronic Log Devices (ELDs) December 2017

Why Daseke Is the Right Consolidator


Vestas

DASEKE®

- One of the fastest-growing U.S. trucking companies,[(1)] having acquired and integrated 13 companies since 2008
- Largest owner of open deck equipment[(2)] and second largest provider[(3)] of flatbed & specialized logistics solutions in North America
- Operates fleet of ~3,800 tractors[(4)] and ~8,200 trailers
- Offers services across the U.S., Canada, and Mexico
- Over 3,500 employees
- 70+ locations
- $100 million liability insurance coverage[(5)(6)]

Why Daseke

1. High growth, proven track record of acquisition & integration
2. Highly accretive acquisition pipeline
3. Track record of organic growth post acquisition
4. “Asset Right” operating model
5. Expansive North American footprint
6. Well-diversified end-markets
7. Blue chip industrial customer base

(1) Of the largest 50 U.S. trucking companies in 2015, according to Journal of Commerce, April 2016.
(2) CCJ Top 250, September 2016.
(3) Measured by revenue, according to Transport Topics 2016 Top 100 For-Hire Carriers.
(4) Includes owner-operator tractors
(5) Big Freight System's liability insurance coverage is $100 million CAD, all others in USD.
(6) The R & R Trucking Companies' liability insurance coverage is for $33 million

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DASEKE

High Growth, Proven Track Acquisition & Integration Record of 1 Pro Forma Revenue Growth Pro Forma Adjusted EBITDA Growth ($ in millions) ($ in millions) $869 $115 Pro Forma 2016 (1) Pro Forma 2016 (1)(2) 2009 (First Year of Operations) 2009 (First Year of Operations) (1) Calculated by adding Daseke’s 2016 figures with the acquired companies’ 2016 figures (based on such companies’ internally prepared financial statements). Does not give effect to synergies. (2) Net loss of $10.1 million plus: depreciation and amortization of $87.9 million, interest of $25.3 million, provision for income taxes of $1.4 million, acquisition-related transaction expenses of $0.6 million, impairment of $2.0 million, withdrawn initial public offering-related expenses of $3.1 million, net losses on sales of defective revenue equipment out of the normal replacement cycle of $0.7 million, impairments related to defective revenue equipment sold out of the normal replacement cycle of $0.2 million and expenses related to the business combination and related transactions of $3.5 million results in Adjusted EBITDA of $114.6 million. 24 Daseke Closed 4 Acquisitions YTD 2017, Adding an Additional 30% to 2016 Pro Forma Adjusted EBITDA(1) $6 $30

High Growth, Proven Track Record of 1 Acquisition & Integration Worldwide, a former publicly-traded 25 Operating Division Presidents have an average of 25 years of experience at their companies  Joined Daseke in 2012  Former CFO for OneSource Virtual, Inc.  Former Managing Director of VCFO  Former CFO of Malibu Entertainment location-based entertainment company (AMEX) Scott Wheeler Executive Vice President and CFO  Founded Daseke in 2008  Founder and Former Chairman and CEO of Walden Residential Properties, a former publicly-traded (NYSE) Real Estate Investment Trust  Certified Public Accountant Don Daseke Chairman, President, and CEO

High Growth, Proven Track Record of 1 Acquisition & Integration Alignment of Management & Investors nearly 60% of the combined company(1) Daseke management owns Don Daseke has agreed to a 3 year lockup(2) (1) Does not give effect to the payout of 15 million potential earnout shares and assumes no exercise of outstanding warrants or conversion of convertible preferred to Daseke common stock. (2) Mr. Daseke intends to donate shares to certain educational institutions or charitable organizations and accordingly 10% of Mr.Daseke’s shares will not be subject to the three-year lock-up but will instead be subject to a trailing 180-day lock-up in the event of such donation. 26

High Growth, Proven Track Acquisition & Integration Record of 1 Low Risk Consolidation Strategy Target Criteria Acquire “not for sale” carriers Flatbed/Specialized    Recognized as leaders in the flatbed & specialized logistics industry $40 - $200 million in revenues    Top tier safety scores  2017 YTD acquisitions at average multiple of 5.4x of 2016 Adjusted EBITDA(1) First mover and logical choice for sellers  Cultural fit Long-term customer relationships Additive customer base        We retain quality drivers, long-term customers and experienced management  Experienced management teams looking to stay with operating company  Long-term proven track record of financial performance  (1) Calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the 2016 Adjusted EBITDA of the acquired companies. 27 Joining Daseke is not an exit for the company; it is an evolution to a scalable platform.

2 Robust Acquisition Pipeline Adjusted EBITDA Growth Actionable Acquisition Pipeline (1) ($ in millions) Achieving the Adj. EBITDA Target would double the company by FYE 2019  $200 4 transactions closed YTD 2017  Focus on :  End markets — Customers Capabilities — — Geographies — Proven robust, active and actionable pipeline  Pro Forma 2019T(2) 2016 (1) Any acquisitions will be dependent on various conditions, and Daseke may not complete any acquisitions in its pipeline. (2) 2019 pro forma Adjusted EBITDA will be calculated by adding Daseke’s actual 2019 Adjusted EBITDA and the Adjusted EBITDA of any acquired business during 2019 for the period beginning on January 1, 2017 and ending on the acquisition date. 28 $88

Track Record of Organic Growth Post Acquisition 3 Cost savings  Cross-selling  System maximization  Adjusted EBITDA Growth (1) Represents simple average of Adjusted EBITDA growth achieved at the companies acquired by Daseke (other than Smokey Point, for which Adjusted EBITDA with a sufficient level of reliability is not available for the year prior to its acquisition by Daseke) based on the companies’ Adjusted EBITDA for the year prior to Daseke’s acquisition as compared to the companies’ Adjusted EBITDA for the second year following Daseke’s acquisition. Growth achieved at Hornady Transportation and Bulldog Hiway Express, which were acquired in 2015, were calculated based on Adjusted EBITDA for 2016.This does not include 2017 acquisitions. 29 Organic Growth within 24 Months Post Acquisition(1)

“Asset Right” Operating Model 4 Asset Right Operating Model (YTD June 2017) Asset-Based Revenue Asset-Light Revenue Brokerage Owner Operator Logistics Company Equipment 36% 64% 30

Expansive North American Footprint 5 Pure Play Flatbed & Specialized Logistics Serving >3,500 industrial customers across U.S., Canada, and Mexico(1)(2) (1) (2) Daseke tractors do not go into Mexico, only trailers and freight. Tractors supplied by Mexican carrier partners. As of 6/30/2017. 31

6 Well Diversified End-Markets Revenue by Segment (YTD June 2017) Specialized Flatbed 47% 53% 32

Well Diversified End-Markets 6 Revenue Mix by End-Market (YTD June 2017) 3% 2 Metals 8% 22% Building Materials 9% Heavy Equipment & Energy Other Lumber 17% 20% Aircraft Parts Concrete Products 18% PVC Products 33

4 Blue Chip Customer Base Revenue by Customer 2016 Top Customers (Based on YTD through 6/30/17) • No single customer accounted for greater than 8% of total revenues • Top 10 customer relationships average over 20 years Top 10 customers 68% 32% (1) As of 2015. 34 • Approximately 95% direct customer relationships(1)

The Daseke Opportunity Opportunity for Growth via Consolidation Proven M&A Record and Pipeline Improved Industry Fundamentals Management Alignment of Interest 35

Daseke Inc
DSKE-USQ


02/28/2017 to 08/31/2017(Daily)
High: 13.10 Low: 8.87 Chg: 28.31%
Price
13.5
13.0
12.5
12.0
11.5
11.0
10.5
10.0
9.5
9.0
8.5
Mar
Apr
May
Jun
Jul
Aug

Source: Factset

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BUILDING NORTHAMERICA'S Premier Flatbed Logistics & Specialized Provider

John@daseke.com 38